UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2012

WHITE DENTAL SUPPLY, INC.
(Exact name of Registrant as specified in charter)

Nevada	000-53991	20-4622782
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8965 S. Eastern Ave., Suite 260P
Las Vegas, Nevada	89123
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(702) 879-8565

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01  CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On April 23, 2012, the Board of Directors of the Registrant approved the dismissal of De Joya Griffith & Company, LLC, as its certifying independent registered public accountants.  On such same date, the Registrant dismissed De Joya Griffith & Company, LLC, as its independent registered public accountants.  None of the reports of De Joya Griffith & Company, LLC on the financial statements of the Registrant contained any adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except for a going concern paragraph in De Joya Griffith & Company, LLC's report on our financial statements as of and for the years ended December 31, 2011 and 2010.

During the Registrant’s two most recent fiscal years and during any subsequent interim periods preceding the date of termination, there were no disagreements with De Joya Griffith & Company, LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to De Joya Griffith & Company, LLC's satisfaction, would have caused them to refer to the subject matter of the disagreement(s) in connection with their report; and there were no "reportable events" as defined in Item 304 (a)(1) of the Securities and Exchange Commission's Regulation S-K.

On April 23, 2012, the Board of Directors of the Registrant approved the engagement of, and the Registrant did on such same date engage, Weaver, Martin & Samyn, LLC, 411 Valentine, Suite 300, Kansas City, Missouri 64111, as its independent registered public accounting firm commencing April 23, 2012, for the fiscal year ended December 31, 2012.  During the two most recent years and the subsequent interim period through the date of engagement, neither the Registrant nor anyone engaged on its behalf has consulted with Weaver, Martin & Samyn, LLC regarding: (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) or (v) of Regulation S-K).

The Registrant has furnished De Joya Griffith & Company, LLC with a copy of the disclosures under this Item 4.01 and has requested that De Joya Griffith & Company, LLC provide a letter addressed to the SEC stating whether or not they agree with the statements made herein or stating the reasons in which they do not agree.  The letter from De Joya Griffith & Company, LLC is filed herewith.

ITEM 9.01  EXHIBITS

Exhibit Number	Name and/or Identification of Exhibit

16	Letter from De Joya Griffith & Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHITE DENTAL SUPPLY, INC.
(Registrant)

Signature	Title	Date

/s/ Frederick B. Lawrence	President and CEO	April 24, 2012
Frederick B. Lawrence

/s/ Patrick Deparini	Secretary	April 24, 2012
Patrick Deparini

/s/ Patrick Deparini	Chief Financial Officer	April 24, 2012
Patrick Deparini

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